Impairment, Restructuring Charges and Other Related Closure Costs	12 Months Ended
Dec. 31, 2018
Restructuring and Related Activities [Abstract]
Impairment, Restructuring Charges and Other Related Closure Costs
19.	IMPAIRMENT, RESTRUCTURING CHARGES AND OTHER RELATED CLOSURE COSTS

Impairment, restructuring charges and other related closure costs incurred in 2018, 2017 and 2016 are summarized as follows:

Year ended December 31, 2018	Impairment	Restructuring charges	Other related closure costs	Total impairment, restructuring charges and other related closure costs
Set-top Box restructuring plan	—	(19)	—	(19)
Long-lived asset impairment charge	(2)	—	—	(2)

Total	(2)	(19)	—	(21)

Year ended December 31, 2017	Impairment	Restructuring charges	Other related closure costs	Total impairment, restructuring charges and other related closure costs
Set-top Box restructuring plan	—	(34)	—	(34)
EPS restructuring plan	—	5	—	5
$600-650 million net opex plan	—	—	(3)	(3)
Other restructuring initiatives	—	(13)	—	(13)

Total	—	(42)	(3)	(45)

Year ended December 31, 2016	Impairment	Restructuring charges	Other related closure costs	Total impairment, restructuring charges and other related closure costs
Set-top Box restructuring plan	—	(74)	(9)	(83)
EPS restructuring plan	—	(1)	—	(1)
$600-650 million net opex plan	—	—	(1)	(1)
Long-lived asset impairment charge	(8)	—	—	(8)

Total	(8)	(75)	(10)	(93)

Impairment charges

In 2018, the Company recorded a $2 million impairment charge on acquired technologies for which it was determined that they had no alternative future use.

In 2017, the Company did not record any significant impairment charges.

In 2016, the Company recorded impairment charges of $8 million, primarily consisting of $3 million relating to the reclassification of certain property, plant and equipment as Assets Held for Sale and $4 million for other acquired intangible assets for which there was no alternative future use, as detailed in Notes 8 and 9, respectively.

Restructuring charges and other related closure costs

The Company has been engaged in one major restructuring plan, the Set-top Box plan. In 2016, the Company announced its decision to cease the development of new platforms and standard products for set-top-box and home gateway products. This decision resulted in a global workforce review affecting approximately 1,400 employees worldwide, which included about 430 in France through a voluntary departure plan, about 670 in Asia and about 120 in the United States of America. The Company recorded $19 million and $34 million of restructuring charges for this plan in 2018 and 2017 respectively, primarily related to employee termination benefits on a voluntary leave plan in France.

In 2017, the Company announced a restructuring plan affecting approximately 300 employees through voluntary leaves in one of its back-end operations. The Company recorded in 2017 $13 million of restructuring charges for this plan, corresponding to employee voluntary termination benefits. The plan was fully completed in 2017.

In 2014, the Company committed to a plan affecting around 450 employees worldwide and targeting savings in the former Embedded Processing Solutions business (the “EPS restructuring plan”). The Company reported in 2017 a $5 million income on this plan for the reversal of unused provisions. In 2013, the Company committed to restructuring actions to reduce operating expenses, net of R&D grants to the level of $600 to $650 million on a quarterly basis (the “$600-650 million net opex plan”). The Company recorded in 2017 a $3 million charge corresponding to a change in estimates on a lease termination contract.

In 2016, the Company incurred restructuring charges and other related closure costs for $85 million corresponding to $1 million for the $600-650 million net opex plan corresponding to a change in estimates on a contract termination provision; $1 million for the EPS restructuring plan and;$83 million for the Set-top Box restructuring plan, of which $9 million related to contracts that would continue with no future economic benefits to the Company and $74 million related to employee ongoing termination benefits, primarily for employee termination benefits in France, in the United States and Asia.

Changes to the restructuring provisions recorded on the consolidated balance sheets from December 31, 2016 to December 31, 2018 are summarized as follows:

	Set-top Box restructuring plan	$600-650 million net opex plan	Other restructuring initiatives	Total
Provision as at December 31, 2016	37	5	12	54

Charges incurred in 2017	36	3	13	52

Adjustment for unused provisions	(2)	—	(5)	(7)

Amounts paid	(36)	(1)	(14)	(51)

Currency translation effect	4	—	—	4

Provision as at December 31, 2017	39	7	6	52

Charges incurred in 2018	19	—	—	19

Amounts paid	(22)	(7)	(4)	(33)

Currency translation effect	(2)	—	(1)	(3)

Provision as at December 31, 2018	34	—	1	35

An amount of $22 million is expected to be paid within twelve months, as detailed in Note 12.

The Set-top Box restructuring plan was expected to result in a total charge of $170 million. The cost incurred as of December 31, 2018 was $136 million of which $19 million was recorded during the year ended December 31, 2018. The plan was substantially completed in 2018 in all locations.

The $600-650 million net opex plan resulted in a total charge of $118 million. It was substantially completed in 2014. An amount of $7 million was paid in 2018 to settle a lease provision.

In 2018, total amounts paid for restructuring and related closure costs amounted to $33 million. The total actual costs that the Company will incur may differ from these estimates based on the timing required to complete the restructuring plan, the number of people involved, the final agreed termination benefits and the costs associated with the transfer of equipment, products and processes.